UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 5, 2010
(Date of Report (Date of Earliest Event Reported))

United Bancorp, Inc.
(Exact name of registrant as specified in charter)

Michigan	0-16640	38-2606280
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

2723 S. State Street, Ann Arbor, MI  48104
(Address of principal executive offices)

(734) 214-3700
(Registrant’s telephone number including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On October 5, 2010, United Bancorp, Inc. issued the press release furnished with this report as Exhibit 99.1, which is here incorporated by reference. The information under this Item 7.01 and Exhibit 99.1 are furnished to, and not filed with, the Commission.

Item 9.01	Financial Statements and Exhibits
(c)           Exhibits
99.1	Press release dated October 5, 2010. This exhibit is furnished to, and not filed with, the Commission.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
United Bancorp, Inc. (Registrant)
By:

Date: October 5, 2010	/s/ Randal J. Rabe
Randal J. Rabe Executive Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit Number	Document

99.1	Press release dated October 5, 2010. This exhibit is furnished to, and not filed with, the Commission.